EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

      I, Brian Chaiken, Chief Financial Officer of Z Trim Holdings, Inc., an Illinois corporation (the "Registrant"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report on Form 10-Q for the period of the Registrant from January 1, 2009 through September 30, 2009 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 16, 2009
                                                                                By                 /s/ Brian Chaiken
                                                                                                            Brian Chaiken
                                                                                                            Chief Financial Officer

 A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.